Kurv Yield Premium Strategy Google (GOOGL) ETF

(Ticker: GOOP)

Exchange: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

October 9, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated September 29, 2025 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.kurvinvest.com/etf/goop. You can also obtain these documents at no cost by calling (833) 595-KURV (5878) or by sending an email request to info@kurvinvest.com.

Investment Objective

The Kurv Yield Premium Strategy Google (GOOGL) ETF (the “YP Google Fund”) seeks to provide current income.

The YP Google Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Alphabet Inc. (“GOOGL” or “Google” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Google Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(2)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	Other expenses are restated to reflect current fees and include Acquired Fund Fees and Expenses which are estimated to be under 0.005% of Fund assets.
(2)	The YP Google Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses of the YP Google Fund until September 30, 2026, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of the YP Google Fund officers and Trustees, contractual indemnification of the YP Google Fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Google Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Google Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Google Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the YP Google Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Google Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2026). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$349	$617	$1,382

Portfolio Turnover

The YP Google Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Google Fund’s performance. For the fiscal year ended May 31, 2025, the YP Google Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Google Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Alphabet Inc. (“GOOGL” or the “Underlying Security), subject to potential limits on investment gains. The YP Google Fund seeks to employ its investment strategy as it relates to GOOGL in all market, economic, or other conditions. The YP Google Fund uses a synthetic covered call strategy, an uncovered call or put writing strategy, or a synthetic covered call spread strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of GOOGL, subject to a limit on potential share price returns on GOOGL as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The YP Google Fund from time to time may also invest directly in shares of GOOGL. In implementing the strategy, the Adviser actively manages the direct and synthetic long position of the YP Google Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to GOOGL shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the YP Google Fund. In addition, the Adviser makes active decisions for the YP Google Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. To mitigate potential loss from GOOGL’s share price, the YP Google Fund may choose to sell (write) risk reversals instead of stand-alone call option contracts or buy out-of-the-money protective put options. Further, to gain price appreciation from GOOGL’s share price, the YP Google Fund may purchase call spreads. The YP Google Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the YP Google Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in GOOGL stock, either synthetically or through purchasing shares, the YP Google Fund will hold positions in GOOGL options contracts as described below.

For more information, see sections “The YP Google Fund’s Use of GOOGL Option Contracts” and “Synthetic Call and Put Strategy” below.

An investment in the YP Google Fund is not an investment in GOOGL. The strategy employed to construct the YP Google Fund’s portfolio is designed to generate income; however the YP Google Fund may not fully participate in gains in GOOGL’s stock price. The use of options in the YP Google Fund’s strategy will limit any share price gains in GOOGL but the YP Google Fund remains subject to all potential share price losses in GOOGL which may not be offset by income the YP Google Fund receives. The performance of the YP Google Fund’s shares may exceed, substantially track or trail the performance of GOOGL because the options transactions that the YP Google Fund enters may outperform or underperform the underlying stock’s performance.

GOOGL Option Contracts

As part of the YP Google Fund’s synthetic covered call strategy, the YP Google Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of GOOGL.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the YP Google Fund - Exchange Traded Options Portfolio.”

All options contracts used by the YP Google Fund are based on the value of GOOGL, which gives the YP Google Fund the right or obligation to receive or deliver shares of GOOGL on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the YP Google Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the YP Google Fund due to the movement of GOOGL.

Synthetic Call and Put Strategy

In seeking to achieve its investment objective, the YP Google Fund implements a “synthetic call and put” strategy using either stock and/or the standardized exchange-traded and/or FLEX options described above. The YP Google Fund’s strategies consists of the following elements, which are described in more detail below:

●	Cash and/or Synthetic long exposure to GOOGL, which allows the YP Google Fund to seek to participate in the changes, up or down, in the price of GOOGL’s stock.

●	Covered call writing (where GOOGL call options are sold against the cash and/or synthetic long portion of the strategy), which allows the YP Google Fund to generate income.

●	Call spreads which allows the YP Google Fund to seek increased participation in the potential appreciation of GOOGL’s share price, while still generating net premium income.

●	Risk reversals or protective collars and protective puts which helps the YP Google Fund mitigate potential loss from GOOGL’s share price.

●	Short-dated fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The YP Google Fund may gain long exposure via purchasing GOOGL shares or creating a synthetic long position. To achieve a synthetic long exposure to GOOGL, the YP Google Fund buys GOOGL call options and, simultaneously, sells GOOGL put options to try to replicate the price movements of GOOGL. The combination of the long call options and sold put options seek to provide the YP Google Fund with investment exposure equal to approximately 100% of GOOGL for the duration of the applicable options exposure. The call options the YP Google Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the YP Google Fund writes (sells) call option contracts on GOOGL to generate income. If the YP Google Fund gains long exposure synthetically, since the YP Google Fund does not directly own GOOGL, these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the GOOGL call option contracts will limit the YP Google Fund’s participation in the appreciation in GOOGL’s stock price. If the stock price of GOOGL increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the YP Google Fund to experience similar percentage gains. However, if GOOGL’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Google Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the YP Google Fund’s synthetic and long stock exposure. As a result, the YP Google Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to GOOGL and the sold (short) GOOGL call positions) will limit the YP Google Fund’s participation in gains in the GOOGL stock price beyond a certain point.

When the YP Google Fund engages in covered call writing with respect to GOOGL, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase GOOGL on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in GOOGL.

Call Spreads

The Fund may write (sell) call spreads rather than stand-alone call option contracts to seek increased participation in the potential appreciation of GOOGL’s share price, while still generating net premium income. In a call option spread, the YP Google Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money.

Risk Reversals or Protective Collars

The YP Google Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from GOOGL’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Google Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Put

The YP Google Fund may purchase out-of-the-money protective put options to seek to limit loss from GOOGL’s share price. The cost of protection may reduce the income generated in the portfolio.

Short-dated Fixed Income and Foreign Exchange Instruments

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short-term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) government securities issued by G-10 countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States); (3) money market funds; (4) fixed income ETFs; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security-rated investment grade if it believes it has a similar low risk of default. The Fund expects to invest in fixed income securities with low duration to minimize interest rate risk and the Fund’s exposure to foreign exchange to be less than 5% of its net assets. Kurv actively manages the Collateral held by the Fund with a view toward enhancing the Fund’s total return.

Fund’s Monthly Distributions

The YP Google Fund seeks to provide monthly income in the form of distributions to shareholders. The YP Google Fund seeks to generate such income which consists of two primary components, as follows:

●	Premium from writing (selling) call option contracts on GOOGL as described above. This income made on the YP Google Fund’s options transactions will depend on the volatility of GOOGL and thus its price return. GOOGL stock, although other factors, including interest rates, will also impact the level of income.

●	Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

●	In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of Call Spreads may occasionally allow it to capture a substantial portion of any significant increase in the price of GOOGL. When this happens, the YP Google Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

To the extent the YP Google Fund holds shares of GOOGL directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs GOOGL

For the reasons stated above, the YP Google Fund’s performance will differ from that of GOOGL’s stock price. The performance differences will depend on, among other things, the price of GOOGL, changes in the price of the GOOGL options contracts the YP Google Fund has purchased and sold, the extent to which GOOGL owns shares directly and changes in the value of the fixed income securities in the portfolio.

Fund Portfolio

The YP Google Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy Google (GOOGL) ETF
Portfolio Holdings (All options are based on the value of GOOGL)	Investment Terms	Expected Target Maturity
Purchased call option contracts	“at-the-money” (i.e., the strike price is equal to the then-current share price of GOOGL at the time of purchase) to provide exposure to positive price returns of GOOGL. If the stock of GOOGL increases, these options will generate corresponding increases to the YP Google Fund.	1-month to one-year expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of GOOGL at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by GOOGL

1-month to one-year expiration dates
Sold (short) call option contracts

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale.

They may generate current income. However, they also limit some potential positive returns that the YP Google Fund may have otherwise experienced. Selling a short call option will generate a loss for the YP Google Fund if the Underlying Security moves higher through the strike price of the call option contract.

Sold call option contracts offer inverse exposure to the full extent of any increases in the value of the Fund’s Underlying Security, excluding the premium received.

Premiums from sold call option contracts will offset either all or a portion of the amount used to acquire the put option.

Expiration dates of 14 months or less
Purchased call option contracts

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts offer exposure to the full extent of any increases in the value of the Fund’s Underlying Security above the option’s strike price.

Expiration dates of 14 months or less
Purchased put option contracts

“out-of-the-money” (i.e., the strike price is below the strike price of the Fund’s Underlying Security).

Purchased put option contracts limit exposure to the full extent of any decreases in the value of the Fund’s Underlying Security below the option’s strike price.

Expiration dates of 14 months or less
GOOGL Shares	Shares of GOOGL	N/A

The Kurv Yield Premium Strategy Google (GOOGL) ETF
Portfolio Holdings (All options are based on the value of GOOGL)	Investment Terms	Expected Target Maturity
Short-term Fixed Income Instruments and Cash

Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year.

These instruments may be used as collateral for the YP Google Fund’s derivative investments.

They may also generate income.

Average portfolio duration of the YP Google Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The market value of the cash and fixed income securities held by the YP Google Fund are expected to be between 50% and 100% of the YP Google Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the YP Google Fund’s net assets.

The YP Google Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to GOOGL’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of GOOGL.

The YP Google Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The YP Google Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the YP Google Fund if it, among other reasons, fully understands the risks inherent in an investment in the YP Google Fund’s Shares. There is no guarantee that the YP Google Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The YP Google Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Google Fund will participate in increases in value experienced by GOOGL over the call period. This means that if GOOGL experiences an increase in value above the strike price of the sold call options during a call period, the YP Google Fund will likely not experience that increase to the same extent and may significantly underperform GOOGL over the call period.

There is no guarantee that the YP Google Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

Alphabet Inc.

Alphabet Inc. is a collection of businesses - the largest of which are Google Services and Google Cloud. Google Services’ core products and platforms include ads, Android, Chrome, hardware, Gmail, Google Drive, Google Maps, Google Photos, Google Play, Search, and YouTube. Google Cloud is a company built in the cloud. Google offers infrastructure, security, data management, analytics and AI services. Google provides businesses with features like data migration, modern development environments, and machine learning tools to provide enterprise-ready cloud services, including Google Cloud Platform and Google Workspace. The YP Google Fund invests in Class A stock, which is the voting stock.

Google Cloud Platform enables developers to build, test, and deploy applications on its highly scalable and reliable infrastructure. Google Workspace collaboration tools include apps like Gmail, Docs, Drive, Calendar and Meet, which are designed with real-time collaboration and machine intelligence to help people work smarter. Google’s invests in emerging businesses at various stages of development, ranging from those in the R&D phase to those that are in the beginning stages of commercialization.

THE YP GOOGLE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH ALPHABET INC.

Due to the YP Google Fund’s investment strategy, the YP Google Fund’s investment exposure is concentrated in the same industry as that assigned to GOOGL. As of the date of the Prospectus, GOOGL is assigned to the internet content and information industry.

This Prospectus relates only to the YP Google Fund shares offered hereby and is not a prospectus for the common stock or other securities of GOOGL. The common stock of Alphabet Inc. (GOOGL) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by GOOGL pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. In addition, information regarding GOOGL may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE YP GOOGLE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the YP Google Fund. Many factors affect the YP Google Fund’s net asset value (“NAV”) and performance.

Google Security Risk. Google generates a significant portion of its revenues from advertising, and reduced spending by advertisers, a loss of partners, or new and existing technologies that block ads online and/or affect its ability to customize ads could harm its business. Google’s ongoing investment in new businesses, products, services, and technologies is inherently risky, and could divert management attention and harm its financial condition and operating results.

Google’s revenue growth rate could decline over time. Its intellectual property rights are valuable, and any inability to protect them could reduce the value of its products, services, and brands as well as affect its ability to compete. Google’s business depends on strong brands, and failing to maintain and enhance its brands would hurt its ability to expand its base of users, advertisers, customers, content providers, and other partners.

Google faces a number of manufacturing and supply chain risks that could harm its financial condition, operating results, and prospects. Interruption to, interference with, or failure of its complex information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results. In addition, problems with the design or implementation of its new global enterprise resource planning system could harm its business and operations. Google’s international operations expose it to additional risks that could harm its business, its financial condition, and operating results.

People access the Internet through a variety of platforms and devices that continue to evolve with the advancement of technology and user preferences. If manufacturers and users do not widely adopt versions of Google’s products and services developed for these interfaces, its business could be harmed.

Data privacy and security concerns relating to Google’s technology and its practices could damage its reputation, cause it to incur significant liability, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Google’s systems could result in the improper disclosure and use of user data and interference with its users’ and customers’ ability to use its products and services, harming its business operations and reputation.

Google’s ongoing investments in safety, security, and content review will likely continue to identify abuse of its platforms and misuse of user data. Problematic content on its platforms, including low-quality user-generated content, web spam, content farms, and other violations of its guidelines could affect the quality of its services, which could damage its reputation and deter its current and potential users from using its products and services.

Google’s business depends on continued and unimpeded access to the Internet by it and its users. Internet access providers may be able to restrict, block, degrade, or charge for access to certain of its products and services, which could lead to additional expenses and the loss of users and advertisers.

Google faces increased regulatory scrutiny as well as changes in regulatory conditions, laws, and policies governing a wide range of topics that may negatively affect its business. A variety of new and existing laws and/or interpretations could harm its business. It is subject to claims, suits, government investigations, other proceedings, and consent decrees that may harm its business, financial condition, and operating results. It may be subject to legal liability associated with providing online services or content. Privacy and data protection regulations are complex and rapidly evolving areas. Any failure or alleged failure to comply with these laws could harm its business, reputation, financial condition, and operating results. Google faces, and may continue to face, intellectual property and other claims that could be costly to defend, result in significant damage awards or other costs (including indemnification awards), and limit its ability to use certain technologies in the future.

Active Management Risk. The YP Google Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the YP Google Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the YP Google Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The YP Google Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Call Strategy Risks. By writing covered call options in return for the receipt of premiums, the YP Google Fund will give up the opportunity to benefit from potential increases in the value of GOOGL above the exercise prices of the written options, but will continue to bear the risk of declines in the value of GOOGL. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, the YP Google Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless the YP Google Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the YP Google Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, the YP Google Fund may be unable to write or purchase options at times that may be desirable or advantageous to the YP Google Fund to do so. If the YP Google Fund is unable to extinguish the option position before exercise, the YP Google Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the YP Google Fund might have received had the options been extinguished.

Additionally, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of GOOGL rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the YP Google Fund’s performance under this strategy.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the YP Google Fund executes transactions) to a transaction with the YP Google Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the YP Google Fund will give up the opportunity to benefit from potential increases in the value of the GOOGL above the exercise prices of such options, but will continue to bear the risk of declines in the value of the GOOGL. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the YP Google Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the YP Google Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the YP Google Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Credit Risk. The risk that the YP Google Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the YP Google Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the YP Google Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the YP Google Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the YP Google Fund’s systems.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Distribution Risk. As part of the YP Google Fund’s investment objective, the YP Google Fund seeks to provide current monthly income. There is no assurance that the YP Google Fund will make a distribution in any given month. If the YP Google Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the YP Google Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Risk. The net asset value of the YP Google Fund will fluctuate based on changes in the value of the U.S. equity securities held by the YP Google Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The YP Google Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of the YP Google Fund shares and the YP Google Fund’s NAV.

●	In stressed market conditions, the market for the YP Google Fund’s shares may become less liquid in response to the deteriorating liquidity of the YP Google Fund’s portfolio. This adverse effect on the liquidity of the YP Google Fund’s shares may, in turn, lead to differences between the market value of the YP Google Fund’s shares and the YP Google Fund’s NAV.

●	An active trading market for the YP Google Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Google Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the YP Google Fund’s shares.

Fixed Income Securities Risk. When the YP Google Fund invests in fixed income securities, the value of your investment in the YP Google Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the YP Google Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the YP Google Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the YP Google Fund, possibly causing the YP Google Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Liquidity Risk. Some securities held by the YP Google Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the YP Google Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the YP Google Fund is forced to sell an illiquid security at an unfavorable time or price, the YP Google Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the YP Google Fund from limiting losses, realizing gains or achieving a high correlation with GOOGL. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the YP Google Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the YP Google Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Instrument Risk. The YP Google Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. When the YP Google Fund makes a distribution, the YP Google Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Google Fund, if any, may significantly erode the YP Google Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in the YP Google Fund shares.

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the YP Google Fund.

Non-Diversified Risk. The YP Google Fund is non-diversified. This means that the YP Google Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the YP Google Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the YP Google Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk. The YP Google Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the YP Google Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The YP Google Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the YP Google Fund’s ability to meet its investment objective. Although the YP Google Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the YP Google Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the YP Google Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the YP Google Fund risks losing the entire premium invested in the option if the YP Google Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the YP Google Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the YP Google Fund’s performance.

Price Participation Risk. The YP Google Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the YP Google Fund will participate in increases in value experienced by GOOGL over the call period. This means that if GOOGL experiences an increase in value above the strike price of the sold call options during a call period, the YP Google Fund will likely not experience that increase to the same extent and may significantly underperform GOOGL over the call period. Additionally, because the YP Google Fund is limited in the degree to which it will participate in increases in value experienced by GOOGL over each call period, but has full exposure to any decreases in value experienced by GOOGL over the call period, the NAV of the YP Google Fund may decrease over any given time period. The YP Google Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of GOOGL. The degree of participation in GOOGL gains the YP Google Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the YP Google Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of GOOGL, changes in interest rates, changes in the actual or perceived volatility of GOOGL and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of GOOGL changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the YP Google Fund’s NAV, will change. However, it is not expected for the YP Google Fund’s NAV to directly correlate on a day-to-day basis with the returns of GOOGL. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the YP Google Fund’s NAV, which may not be in full effect until the expiration date of the YP Google Fund’s options contracts. Therefore, while changes in the price of the GOOGL will result in changes to the YP Google Fund’s NAV, the YP Google Fund generally anticipates that the rate of change in the YP Google Fund’s NAV will be different than that experienced by GOOGL. When an investor purchases and sells shares of the YP Google Fund, such purchases and sales may affect the investor’s performance in light of the YP Google Fund’s share price trailing, tracking or outperforming the underlying stock. For example, if an investor purchases shares or sells shares of the YP Google Fund immediately prior to, after or during the period the Adviser is entering in covered call transactions for the YP Google Fund may heighten the difference between the share price of that investor’s shares and the performance the underlying stock over the period the investor owns the YP Google Fund shares.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the YP Google Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the YP Google Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The YP Google Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the YP Google Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the YP Google Fund, which focuses on an individual security (GOOGL), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The YP Google Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Google Fund realizes from its investments. As a result, a larger portion of the YP Google Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Google Fund.

The YP Google Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the YP Google Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the YP Google Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the YP Google Fund’s taxable income will be subject to tax at the YP Google Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the YP Google Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the YP Google Fund’s investments in options were to exceed 25% of the YP Google Fund’s total assets at the end of a tax quarter, the YP Google Fund, generally, has a grace period to cure such lack of compliance. If the YP Google Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The YP Google Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Valuation Risk. The price the YP Google Fund could receive upon the sale of a security or other asset may differ from the YP Google Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the YP Google Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the YP Google Fund’s shares. Authorized Participants who purchase or redeem the YP Google Fund shares on days when the YP Google Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the YP Google Fund not fair-valued securities or used a different valuation methodology. The YP Google Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance:

The following performance information provides some indication of the risks of investing in the YP Google Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Google Fund’s annual returns. The table illustrates how the YP Google Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Google Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Google Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Google Fund (the Kurv Yield Premium Strategy Google (GOOGL) ETF) for dates prior to November 18, 2024. The YP Google Fund has adopted the performance of the Predecessor YP Google Fund as a result of a reorganization in which the YP Google Fund has acquired all the assets and liabilities of the Predecessor YP Google Fund (the “Reorganization”). Prior to the Reorganization, the YP Google Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Google Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2025, was -7.19%.

During the period shown in the bar chart, the best performance for a quarter was 18.00% for the quarter ended June 30, 2024. The worst performance was -7.33% for the quarter ended September 30, 2024.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Since Inception*
YP Google Fund
Return Before Taxes	27.66%	34.17%
Return After Taxes on Distributions	21.61%	27.79%
Return After Taxes on Distributions and Sale of Fund Shares	16.02%	23.17%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	36.22%

*	The YP Google Fund commenced operations on October 30, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Google Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Google Fund.

Purchase and Sale of Fund Shares: The YP Google Fund is an ETF. Individual Shares of the YP Google Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Google Fund (bid) and the lowest price a seller is willing to accept for Shares of the YP Google Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Google Fund’s Shares have more trading volume and market liquidity and higher if the YP Google Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Google Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the YP Google Fund’s website at www.kurvinvest.com.

Tax Information: The YP Google Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Google Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Google Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Google Fund over another investment. Any such arrangements do not result in increased the YP Google Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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